UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2011 (December 21, 2011)

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14762	36-3858106
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 21, 2011, The ServiceMaster Company (the “Company”) purchased from its ultimate parent company, ServiceMaster Global Holdings, Inc. (“Parent”), pursuant to a Note Purchase Agreement (the “Purchase Agreement”), $65,000,000 in face amount of the 10.75% senior notes due 2015 of the Company, for an aggregate cash purchase price of $68,008,506.94, which notes are expected to be tendered to the trustee for cancellation.  The proceeds received by Parent pursuant to the Purchase Agreement were applied to pay a portion of the cost of Parent’s repurchase (the “Parent Share Repurchase”) of 7,500,000 shares of its common stock from BAS Capital Funding Corporation (“BAS”). The above description of the Purchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

In connection with the Parent Share Repurchase, on December 22, 2011, the Company and Parent have entered into an amendment to the consulting agreement with BAS, dated as of August 13, 2009. Following such amendment, the annual consulting fee payable to BAS will be reduced from $500,000 to $250,000 commencing from January 1, 2012 and the consulting agreement with BAS will be terminated upon the earliest of (i) June 30, 2016, (ii) an initial public offering of Parent’s common stock and (iii) the termination of the consulting agreement, among the Company, Parent and Clayton, Dubilier, Rice, LLC.  The above description of the amendment to the consulting agreement with BAS is qualified in its entirety by reference to the complete terms and conditions of the amendment, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference herein, and of the original consulting agreement, a form of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1	Note Purchase Agreement, dated as of December 21, 2011, by and between The ServiceMaster Company and ServiceMaster Global Holdings, Inc.
10.2	Amendment to Consulting Agreement, dated as of December 22, 2011, by and between The ServiceMaster Company, ServiceMaster Global Holdings, Inc. and BAS Capital Funding Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2011	THE SERVICEMASTER COMPANY

	By:	/s/ Roger A. Cregg
Roger A. Cregg
Senior Vice President and Chief Financial Officer